Goodwill and Intangible Assets, Net - Summary of Changes in Consolidated goodwill (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of reconciliation of changes in goodwill [abstract]
Balance at beginning of period	$ 7,538	$ 7,984
Impairment losses (notes 7 and 16.2)	0	(365)
Business combinations (note 4.1)	8	4
Foreign currency translation effects	128	(85)
Balance at end of period	$ 7,674	$ 7,538